UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 18, 2025

ATLASSIAN CORPORATION
(Exact Name of Registrant as Specified in its Charter)
_________________

Delaware	001-37651	88-3940934
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
350 Bush Street, Floor 13
San Francisco, California 94104
(Address of principal executive offices and Zip Code)
(415) 701-1110
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	TEAM	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD.
On September 18, 2025, Atlassian Corporation (“Atlassian”) issued a press release announcing its entry into a definitive agreement to acquire DX, a leader in engineering intelligence (“DX”). A copy of the press release is included as Exhibit 99.1 hereto and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated September 18, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

Cautionary Statement Regarding Forward-Looking Statements

This report contains forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify these statements by forward-looking words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “should,” “estimate,” or “continue,” and similar expressions or variations, but these words are not the exclusive means for identifying such statements. All statements other than statements of historical fact could be deemed forward-looking, which are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this report, including but not limited to: Atlassian’s ability to successfully integrate the business, technology, product, personnel and operations of DX, and to achieve the expected benefits of the acquisition; the ability of Atlassian to extend its leadership in the team collaboration and productivity software space, or to develop and commercialize developer productivity and satisfaction software; the potential benefits of the transaction to Atlassian and DX customers; anticipated new features and solutions that will become available; the ability of Atlassian and DX to close the announced transaction and the expected timing of the closing of the transaction; the ability to integrate Atlassian’s and DX’s technology, including in AI and security investments; the financial statement impact of the transaction on Atlassian, including any impact on its share repurchase strategy; risks related to any statements of expectation or belief; and risks related to any statements of assumptions underlying any of the foregoing.

Atlassian undertakes no obligation to update any forward-looking statements made in this report to reflect events or circumstances after the date of this report or to reflect new information or the occurrence of unanticipated events, except as required by law.

The achievement or success of the matters covered by such forward-looking statements involves known and unknown risks, uncertainties and assumptions. If any such risks or uncertainties associated with Atlassian’s and DX's business materialize or if any of the assumptions prove incorrect, actual results could differ materially from the results expressed or implied by the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Forward-looking statements represent Atlassian’s management’s beliefs and assumptions only as of the date such statements are made.

Further information on factors that could affect the expected results of the transaction is included in filings Atlassian makes with the Securities and Exchange Commission (the “SEC”) from time to time, including the section titled “Risk Factors” in its most recently filed Forms 10-K and 10-Q, as well as those that may be updated in its future filings with the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATLASSIAN CORPORATION

Date:	September 18, 2025	By:	/s/ Stan Shepard
Stan Shepard
General Counsel